SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 28, 2005

                      INTREPID TECHNOLOGY & RESOURCES, INC.
               (Exact Name of Registrant as Specified in Charter)

                 IDAHO                   00-27845            84-1304106
     (State or other jurisdiction      (Commission         (IRS Employer
           of incorporation)           File Number)     Identification No.)


   501 WEST BROADWAY, SUITE 200, IDAHO FALLS, IDAHO              83402
       (Address of principal executive offices)               (Zip code)

  Registrant's telephone number, including area code:       (208) 529-5337

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 28, 2005, Intrepid Technology & Resources, Inc. (the "Company") entered into a Termination Agreement with Cornell Capital Partners, LP ("Cornell"), whereby that certain Standby Equity Distribution Agreement, dated October 13, 2004, and related Registration Rights Agreement, Placement Agent Agreement and Escrow Agreement of even date therewith were terminated.

     Upon execution of the Termination Agreement, the Company entered into a new Standby Equity Distribution Agreement with Cornell on January 28, 2005. Pursuant to the Standby Equity Distribution Agreement, the Company may, at its discretion, periodically sell to Cornell shares of common stock for a total purchase price of up to $25.0 million. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell will pay the Company 99% of, or a 1% discount to, the lowest closing bid price of the common stock during the five consecutive trading period immediately following the notice date. Further, Cornell will retain a fee of 5% of each advance under the Standby Equity Distribution Agreement. Cornell's obligation to purchase shares of the Company's common stock under the Standby Equity Distribution Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the Standby Equity Distribution Agreement and is limited to $1,000,000 per weekly advance.

     On January 28, 2005, the Company and Cornell terminated the Investor's Registration Rights Agreement entered into on October 13, 2004 with the Investor, which related to the Securities Purchase Agreement entered into on October 13, 2004 with the Investor.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit No. Description

EXHIBIT       DESCRIPTION                                                          LOCATION
-------       -----------                                                          --------

              Termination Agreement dated as of January 28, 2005 between the
Exhibit 99.1  Company and Cornell Capital Partners, LP relating to the Standby     Provided herewith
              Equity Distribution Agreement

Exhibit 99.2  Standby Equity Distribution Agreement dated as of January 28, 2005   Provided herewith
              between the Company and Cornell Capital Partners, LP

Exhibit 99.3  Registration Rights Agreement dated as of January 28, 2005 between   Provided herewith
              the Company and Cornell Capital Partners, LP

              Placement Agent Agreement dated as of January 28, 2005 by and
Exhibit 99.4  among the Company, Cornell Capital Partners, LP and Newbridge        Provided herewith
              Securities Corporation

              Termination Agreement dated as of January 28, 2005 between the
Exhibit 99.5  Company and Cornell Capital Partners, LP relating to the Investor's  Provided herewith
              Registration Rights Agreement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 28, 2005            INTREPID TECHNOLOGY & RESOURCES, INC.


                                   By:  /s/ Dr. Dennis D. Keiser
                                        ----------------------------------------
                                   Name:   Dr. Dennis D. Keiser
                                   Title:  President, Chief Executive Officer
                                           and Director


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